UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-03                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  July 2, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders June 25, 2004



                                  Exhibit 99.1
                 Statement to Certificateholders June 25, 2004



                      Centex Home Equity Loan Trust 2004-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 June 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       95,300,000.00     35,010,845.40     8,164,017.30      47,848.16      8,211,865.46     0.00       0.00    26,846,828.10
AF_2       21,300,000.00     21,300,000.00             0.00      32,624.50         32,624.50     0.00       0.00    21,300,000.00
AF_3       52,300,000.00     52,300,000.00             0.00      99,936.58         99,936.58     0.00       0.00    52,300,000.00
AF_4       65,700,000.00     65,700,000.00             0.00     177,116.25        177,116.25     0.00       0.00    65,700,000.00
AF_5        5,500,000.00      5,500,000.00             0.00      17,233.33         17,233.33     0.00       0.00     5,500,000.00
AF_6       26,700,000.00     26,700,000.00             0.00      70,599.25         70,599.25     0.00       0.00    26,700,000.00
AV        314,200,000.00    191,679,676.02    23,167,970.33     227,779.35     23,395,749.68     0.00       0.00   168,511,705.69
M_1        49,000,000.00     49,000,000.00             0.00      75,950.00         75,950.00     0.00       0.00    49,000,000.00
M_2        36,750,000.00     36,750,000.00             0.00      88,608.33         88,608.33     0.00       0.00    36,750,000.00
M_3        22,750,000.00     22,750,000.00             0.00      82,279.17         82,279.17     0.00       0.00    22,750,000.00
B          10,500,000.00     10,500,000.00             0.00      44,756.25         44,756.25     0.00       0.00    10,500,000.00
R                   0.00              0.00             0.00           0.00              0.00     0.00       0.00             0.00
TOTALS    700,000,000.00    517,190,521.42    31,331,987.63     964,731.17     32,296,718.80     0.00       0.00   485,858,533.79

AIO_I     102,000,000.00     48,000,000.00             0.00     200,000.00        200,000.00     0.00       0.00    45,000,000.00
AIO_II    133,000,000.00     69,000,000.00             0.00     244,375.00        244,375.00     0.00       0.00    64,000,000.00
X_IO              823.74    531,560,783.11             0.00           7.91              7.91     0.00       0.00   502,307,437.62
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      152314GW4      367.37508290    85.66649843     0.50207933      86.16857775          281.70858447      AF_1    1.640000 %
AF_2      152314GX2    1,000.00000000     0.00000000     1.53166667       1.53166667        1,000.00000000      AF_2    1.838000 %
AF_3      152314GY0    1,000.00000000     0.00000000     1.91083327       1.91083327        1,000.00000000      AF_3    2.293000 %
AF_4      152314GZ7    1,000.00000000     0.00000000     2.69583333       2.69583333        1,000.00000000      AF_4    3.235000 %
AF_5      152314HA1    1,000.00000000     0.00000000     3.13333273       3.13333273        1,000.00000000      AF_5    3.760000 %
AF_6      152314HB9    1,000.00000000     0.00000000     2.64416667       2.64416667        1,000.00000000      AF_6    3.173000 %
AV        152314HC7      610.05625722    73.73637915     0.72495019      74.46132934          536.31987807      AV      1.380000 %
M_1       152314HD5    1,000.00000000     0.00000000     1.55000000       1.55000000        1,000.00000000      M_1     1.800000 %
M_2       152314HE3    1,000.00000000     0.00000000     2.41111102       2.41111102        1,000.00000000      M_2     2.800000 %
M_3       152314HF0    1,000.00000000     0.00000000     3.61666681       3.61666681        1,000.00000000      M_3     4.200000 %
B         152314HG8    1,000.00000000     0.00000000     4.26250000       4.26250000        1,000.00000000      B       4.950000 %
TOTALS                   738.84360203    44.75998233     1.37818739      46.13816971          694.08361970

AIO_I     N/A            470.58823529     0.00000000     1.96078431       1.96078431          441.17647059      AIO_I   5.000000 %
AIO_II    N/A            518.79699248     0.00000000     1.83740602       1.83740602          481.20300752      AIO_II  4.250000 %
X_IO      N/A                    ####     0.00000000     9.60254449       9.60254449                  ####      X_IO    0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
               --------------------------------------------------

Sec. 7.09(ii)          Distributions Allocable to Principal
                       Group I
                       Scheduled Monthly Payments                                                              273,883.30
                       Curtailments                                                                            -17,252.46
                       Prepayments in Full                                                                   7,347,194.13
                       Loans Repurchased by Seller                                                                   0.00
                       Substitution Amounts                                                                          0.00
                       Net Liquidation Proceeds                                                                      0.00

                       Group II
                       Scheduled Monthly Payments                                                              195,888.50
                       Curtailments                                                                            242,225.93
                       Prepayments in Full                                                                  21,191,710.06
                       Loans Repurchased by Seller                                                                   0.00
                       Substitution Amounts                                                                          0.00
                       Net Liquidation Proceeds                                                                      0.00

                       Subordination Increase Amount                                                         2,078,642.14
                       Excess Overcollateralization Amount                                                           0.00

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF-1                                                                                    0.00
                       Class AF-2                                                                                    0.00
                       Class AF-3                                                                                    0.00
                       Class AF-4                                                                                    0.00
                       Class AF-5                                                                                    0.00
                       Class AF-6                                                                                    0.00
                       Class AV                                                                                      0.00
                       Class M-1                                                                                     0.00
                       Class M-2                                                                                     0.00
                       Class M-3                                                                                     0.00
                       Class B                                                                                       0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Subordinate Certificates
                       Class M-1                                                                                     0.00
                       Class M-2                                                                                     0.00
                       Class M-3                                                                                     0.00
                       Class B                                                                                       0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                                            211,314,204.89
                       Group I Ending Aggregate Loan Balance                                               203,691,808.84

                       Group II Beginning Aggregate Loan Balance                                           320,246,578.22
                       Group II Ending Aggregate Loan Balance                                              298,615,628.78

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                                   16,448,903.83
                       Total Required Overcollateralization Amount                                          18,200,021.41

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                                       0.00
                       Group II                                                                                      0.00

Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                                       0.00
                       Group II                                                                                      0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                                   8.0285 %
                       Group II                                                                                  7.8392 %

Sec. 7.09(xi)          Monthly Remittance Amount
                       Group I                                                                               9,018,108.25
                       Group II                                                                             23,723,985.55

Sec. 7.09(xiii)        Weighted Average Gross Margin - Group II Loans                                            8.3755 %

Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                                                 607,797.25
                       Group II                                                                                665,913.75

Sec. 7.09(xv)          Basic Principal Amount
                       Group I                                                                               7,603,824.97
                       Group II                                                                             21,629,824.49

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                                       0.00
                       Group II                                                                                      0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                                       0.00
                       Group II                                                                                      0.00
                       Subordinate                                                                                   0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                                         6.89 %
                       Group II Net WAC Cap                                                                        6.70 %
                       Subordinate Net WAC Cap                                                                     6.70 %

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M-1                                                                                     0.00
                       Class M-2                                                                                     0.00
                       Class M-3                                                                                     0.00
                       Class B                                                                                       0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                              Group 1
                                                                                        Principal
                                              Period                Number                Balance              Percentage
                                             30-59 days                     67             3,108,629.18                  1.53 %
                                             60-89 days                     11               551,467.46                  0.27 %
                                             90+days                        18             1,265,242.73                  0.62 %
                                             Total                      96                 4,925,339.37                  2.42 %
                                              Group 2
                                                                                        Principal
                                              Period                Number                Balance              Percentage
                                             30-59 days                     97             8,777,545.65                  2.94 %
                                             60-89 days                     24             2,192,925.19                  0.73 %
                                             90+days                        17             1,126,759.09                  0.38 %
                                              Total                        138            12,097,229.93                  4.05 %
                                              Group Totals
                                                                                        Principal
                                              Period                Number                Balance              Percentage
                                             30-59 days                    164            11,886,174.83                  2.37 %
                                             60-89 days                     35             2,744,392.65                  0.55 %
                                             90+days                        35             2,392,001.82                  0.48 %
                                              Total                        234            17,022,569.30                  3.40 %

 Sec. 7.09(b)(ii)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       32            1,804,998.06                  0.89 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                       58            6,243,328.62                  2.09 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       90            8,048,326.68                  1.60 %

Sec. 7.09(b)(iii)      Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       37            2,493,069.32                  1.22 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                       54            4,766,149.88                  1.60 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       91            7,259,219.20                  1.45 %

Sec. 7.09(b)(iii)      Balloon Loans
                       Number of Balloon Loans                                                                           100.00
                       Balance of Balloon Loans                                                                    7,627,696.28

Sec. 7.09(b)(iv)       Number and Aggregate Principal Amounts of REO Loans
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        8              563,209.13                  0.28 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                       14            1,329,202.73                  0.45 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       22            1,892,411.86                  0.38 %

Sec. 7.09(b)(v)        Book Value of REO Loans
                       Group I                                                                                       566,020.00
                       Group II                                                                                    1,332,233.87

Sec. 7.09(b)(vi)       Realized Losses
                       Group I
                       Monthly Realized Losses                                                                        18,571.08
                       Cumulative Realized Losses                                                                     25,595.12
                       Group II
                       Monthly Realized Losses                                                                         1,124.95
                       Cumulative Realized Losses                                                                    116,897.61

Sec. 7.09(b)(vii)      Net Liquidation Proceeds
                       Group I                                                                                             0.00
                       Group II                                                                                            0.00

Sec. 7.09(b)(viii)     60+ Delinquency Percentage (Rolling Three Month)                                                2.7709 %

Sec. 7.09(b)(ix)       Cumulative Loss Percentage
                       Cumulative Realized Losses Since Cut-Off Date                                                 142,492.73
                       Aggregate Loan Balance as of the Cut-Off Date                                             700,000,823.47
                       Cumulative Loss Percentage                                                                        0.02 %

Sec. 7.09(b)(x)        Has a Trigger Event Occurred?                                                                         NO

                       1-Month LIBOR for Current Distribution Date                                                    1.10000 %
